UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2004

American Building Control, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 Waters Ridge Drive,
Lewisville, Texas 75057
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 353-6575

Not applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 5. OTHER EVENTS

     On July 6, 2004, American Building Control, Inc. (“American Building Control”) issued a Press Release (the “Press Release”) announcing that it had closed the sale of the assets of its two distribution and retail based operating units to Mace Security Products, Inc., a wholly-owned subsidiary of Mace Security International, Inc. (NASDAQ:MACE). The foregoing is qualified by reference to the Press release which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

     The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of American Building Control’s filings with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BUILDING CONTROL, INC.
By:	/s/ RICHARD A. LARSEN
Richard A. Larsen,
Senior Vice President, General Counsel and Secretary

Date: July 8, 2004

INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release dated July 6, 2004, announcing the closing of the sale of the assets of its two distribution and retail based operating units to Mace Security Products, Inc., a wholly-owned subsidiary of Mace Security International, Inc. (NASDAQ:MACE).